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                                                                   Exhibit 10(e)

                          DAUPHIN DEPOSIT CORPORATION
                    1996 NON-EMPLOYEE DIRECTORS' STOCK PLAN



     1. Purpose. The purpose of this 1996 Non-Employee Directors' Stock Plan (the "Plan") of Dauphin Deposit Corporation (the "Company") is to advance the interests of the Company and its stockholders by providing a means to attract and retain highly qualified persons to serve as non-employee directors of the Company and its wholly-owned subsidiary, Dauphin Deposit Bank and Trust Company (the "Bank), and to promote ownership by non-employee directors of a greater proprietary interest in the Company, thereby aligning such directors' interests more closely with the interests of stockholders of the Company.

     2. Definitions. In addition to terms defined elsewhere in the Plan, the following terms shall be defined as set forth below:

          (a) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code include regulations thereunder and successor provisions and regulations thereto.

          (b) "Deferred Stock" means the credits to a Participant's deferral account under Section 7, each of which represents the right to receive one share of Stock upon settlement of the deferral account. Deferral accounts, and Deferred Stock credited thereto, are maintained solely as bookkeeping entries by the Company evidencing unfunded obligations of the Company.

          (c) "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act include rules thereunder and successor provisions and rules thereto.

          (d) "Fair Market Value" of Stock means, as of any given date, the average of the high and the low sale prices of a share of common stock reported in the table entitled "NASDAQ NATIONAL MARKET ISSUES" contained in The Wall Street Journal (or an equivalent successor table) for such date or, if no such prices are reported for such date, on the most recent trading day prior to the date of grant with respect to which such prices were reported.

          (e) "Option" means the right, granted to a Participant under Section 6, to purchase Stock at the specified exercise price for a specified period of time under the Plan.

          (f) "Participant" means a director of the Company or the Bank who is granted Options or who defers fees in the form of Deferred Stock under the Plan and an advisory board director of the Bank who defers fees in the form of Deferred Stock under the Plan.

          (g) "Stock" means the Common Stock, $5.00 par value, of the Company and such other securities as may be substituted for Stock or such other securities pursuant to Section 8.
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     3.   Shares Available Upon the Plan.  Subject to adjustment as provided in
Section 8, the total number of shares of Stock reserved and available for delivery under the Plan is 150,000. Such shares may be authorized but unissued shares, treasury shares, or shares acquired in the market for the account of the Participant. If any Option expires or terminates for any reason without having been exercised in full, the shares subject to the unexercised portion of such Option will again be available for delivery under the Plan.

     4. Administration of the Plan. The Plan will be administered by the Board of Directors of the Company and the Executive Committee thereof, provided that any action by the Board or Committee relating to the Plan will be taken only if, in addition to any other required vote, approved by the affirmative vote of a majority of the directors who are not then eligible to participant under the Plan.

     5.   Eligibility.

          (a) Each director of the Company or the Bank who, on any date on which an Option is to be granted under Section 6 or on which fees are to be paid, is not an employee of the Company or any subsidiary of the Company will be eligible, at such date, to receive a grant of Options under Section 6 or defer fees in the form of Deferred Stock under Section 7.

          (b) Each advisory board director of the Bank who, on any date on which fees are to be paid, is not an employee of the Company or any subsidiary of the Company will be eligible, at such date, to defer fees in the form of Deferred Stock under Section 7.

No person other than those specified in this Section 5 will participate in the Plan.

     6. Stock Options. An Option to purchase 1,000 shares of Stock will be granted on the first business day of May in each year to each director of the Company who is then eligible to receive an Option grant and to each director of the Bank, who is not also a director of the Company, who is then eligible to receive an Option grant. Options granted under the Plan will be non-qualified stock options which will be subject to the following terms and conditions:

          (a) Exercise Price. The exercise price per share of Stock purchasable under an Option will be equal to 100% of the Fair Market Value of Stock on the date of grant of the Option.

          (b) Option Term. Each Option will expire at the earlier of (i) ten years after the date of grant or (ii) five years after the Participant ceases to serve as a director of the Company or the Bank, as the case may be, for any reason, provided that, if the Participant dies during such five-year post-termination exercise period, such period shall be extended until not later than the date five years after the Participant's death (but in no event more than ten years after the date of grant).

          (c) Exercisability. Each Option will become fully exercisable one year after the date of grant of the Option; provided, however, that an Option previously granted to a Participant will be fully exercisable after the Participant ceases to serve as a director of the Company or the Bank for any reason.

          (d) Method of Exercise. Each Option may be exercised, in whole or in part, at such time as it is exercisable and prior to its expiration by giving written notice of

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     exercise to the Company specifying the Option to be exercised and the number of shares to be purchased, and accompanied by payment in full of the exercise price in cash (including by check) or by surrender of shares of Stock of the Company already owned by the Participant (except for shares acquired from the Company by exercise of an option less than six months before the date of surrender) having a Fair Market Value at the time of exercise equal to the exercise price, or a combination of a cash payment and such surrender of Stock.

     7. Deferred Stock in Lieu of Fees. Each director of the Company or Bank and advisory board directors of the Bank may, in lieu of receipt of fees in his or her capacity as a director or an advisory board director (including annual retainer fees for service on the Board, fees for attendance at Board meetings, fees for service on a Board committee, and fees for service as chairman of a Board committee) in cash, defer receipt of such fees in the form of Deferred Stock in accordance with this Section 7, provided that such director or advisory board director is eligible under Section 5 to defer fees in the form of Deferred Stock at the date any such fee is otherwise payable.

          (a) Elections. Each director or advisory board director who elects to defer fees in the form of Deferred Stock for any calendar year must file an irrevocable written election with the Secretary of the Company no later than the June 30 of the preceding year; provided, however, that, with respect to 1996, directors and advisory board directors may file such election at any time prior to the effective date of the Plan, and that any newly elected or appointed director or advisory board director may file an election for any year not later than 30 days after the date such person first became a director or advisory board director. An election by a director or advisory board director shall be deemed to be continuing and therefore applicable to subsequent Plan years unless the director or advisory board director revokes or changes such election by filing a new election form by the due date for such form specified in this Section 7(a). The election must specify the following:

              (i) A percentage, not to exceed an aggregate of 100% of the Participant's fees, to be deferred in the form of Deferred Stock under the Plan;

              (ii) Whether dividend equivalents on Deferred Stock credited to the Participant's deferral account will be paid directly to the Participant in cash or credited to his or her deferral account and deemed to be reinvested in additional Deferred Stock; and

              (iii) The period during which settlement of the Deferred Stock will be deferred.

     In the event directors' fees or advisory board directors' fees are increased during any year, a Participant's elections in effect for such year will apply to the amount of such increase.

          (b) Deferral of Fees in the Form of Deferred Stock. The Company will establish a deferral account for each Participant who elects to defer fees in the form of Deferred Stock under this Section 7. At any date on which fees are payable to a Participant who has elected to defer fees in the form of Deferred Stock, the Company will credit such Participant's deferral account with a number of shares of Deferred Stock equal

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     to the number of shares of Stock having an aggregate Fair Market Value at that date equal to the fees that otherwise would have been payable at such date but for the Participant's election to defer receipt of such fees in the form of Deferred Stock. The amount of Deferred Stock so credited shall include fractional shares calculated to at least three decimal places.

          (c) Payment or Crediting of Dividend Equivalents. Whenever dividends are paid or distributions made with respect to Stock, a Participant to whom Deferred Stock is then credited in a deferred account shall be entitled to be paid an amount equal in value to the amount of the dividend paid or property distributed on a single share of Stock multiplied by the number of shares of Deferred Stock (including any fractional share) credited to his or her deferral account as of the record date for such dividend or distribution. Such dividend equivalents shall be credited to the Participant's deferral account as a number of shares of Deferred Stock equal to the number of shares of Stock having an aggregate Fair Market Value at the payment date of the dividend or distribution equal to the value of such dividend equivalents.

          (d) Settlement of Deferral Account. The Company will settle the Participant's deferral account in the manner and at the time elected by the Participant on forms provided by the Company by delivering to the Participant (or his or her beneficiary) the number of shares of Stock equal to the number of whole shares of Deferred Stock then credited to the deferral account (or a specified portion in the event of any partial settlement), together with cash in lieu of a fractional share remaining at a time that less than one whole share of Deferred Stock is credited to such deferral account.

          (e) Designation of Beneficiary. Each Participant may designate one or more beneficiaries to receive the amounts distributable from the Participant's deferral account under the Plan in the event of such Participant's death, on forms provided by the Company. The Company may rely upon the beneficiary designation last filed in accordance with the terms of the Plan.

          (f) Delayed Effectiveness of Elections in Order to Comply with Rule 16b-3. Other provisions of this Section 7 notwithstanding, if any deferral of fees in the form of Deferred Stock would occur less than six months after the Participant filed the irrevocable election which would result in such payment or deferral and at a time that the Company's employee benefit plans are being operated in conformity with Rule 16b-3 as adopted and in effect on and after May 1, 1991, such payment shall be made in cash and on a non-deferral basis.

          (g) Vesting. The interest of each Participant in any fees paid in the form of Deferred Stock (and any deferral account relating thereto) shall be at all times fully vested and non-forfeitable.

     8. Adjustment Provisions. In the event any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of shares or other securities of the Company, stock split or reverse split, extraordinary dividend having a value in excess of 150% of the quarterly dividends paid during the preceding 12-month period, liquidation, dissolution, or other similar corporate transaction or event affects Stock such that an adjustment is determined by the Board of Directors or Executive Committee to be appropriate in order to prevent dilution or enlargement of Participants' rights under the Plan, then the Board or Committee will, in a manner that is proportionate to the change to the

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Stock and is otherwise equitable, adjust (i) any or all of the number or kind of shares of Stock reserved for issuance under the Plan, (ii) the number or kind of shares of Stock to be subject to each automatic grant of Options under Section
6, (iii) the number and kind of shares of Stock issuable upon exercise of outstanding Options, and/or the exercise price per share thereof (provided that no fractional shares will be issued upon exercise of any Option), and (iv) the number or kind of shares of Stock to be delivered upon settlement of Deferred Stock under Section 7. The foregoing notwithstanding, no adjustment may be made hereunder except as shall be necessary to maintain the proportionate interest of a Participant under the Plan and to preserve, without exceeding, the value of outstanding Options and potential grants of Options. If at any date an insufficient number of shares are available for the automatic grant of Options or the deferral of fees in the form of Deferred Stock at that date, Options will first be automatically granted under Section 6 proportionately to Participants, to the extent shares are available, and then, if any shares remain available, fees shall be deferred in the form of Deferred Stock proportionately among Participants under Section 7, to the extent shares are available.

     9. Changes to the Plan. The Board of Directors may amend, alter, suspend, discontinue, or terminate the Plan or authority to grant Options or pay fees in the form of Deferred Stock under the Plan without the consent of stockholders or Participants, except that any such action will be subject to the approval of the Company's stockholders at the next annual meeting of stockholders having a record date after the date such action was taken if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, or if the Board of Directors determines in its discretion to seek such stockholder approval; provided, however, that, without the consent of an affected Participant, no such action may impair the rights of such Participant with respect to any previously granted Option or any previous deferral of fees in the form of Deferred Stock; and provided further, that any Plan provision that specifies the directors who may receive grants of Options, the amount and price of securities to be granted to such directors, and the timing of grants to such directors, or is otherwise a "plan provision" referred to in Rule 16b-3(c)(2)(ii)(B) under the Exchange Act, shall not be amended more than once every six months, other than to comport with changes in the Code or the rules thereunder.

     10.  General Provisions.

          (a) Consideration; Agreements. Options will be granted under the Plan in order to obtain for the Company the benefit of the services of Participants and, except for the payment of the exercise price of an Option, no other consideration shall be required in connection with Options. The consideration for Stock issued or delivered in settlement of Deferred Stock will be the director's or advisory board director's services during the period to which the fees paid in the form of Deferred Stock related. Grants of Options will be evidenced by agreements executed by the Company and the Participant containing the terms and conditions set forth in the Plan together with such other terms and conditions not inconsistent with the Plan as the Board of Directors or Executive Committee may from time to time approve.

          (b) Compliance with Laws and Obligations. The Company will not be obligated to issue or deliver Stock in connection with any Option, or in settlement of Deferred Stock in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing

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     shares of Stock delivered under the Plan will be subject to such stop-
     transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

          (c) Limitations on Transferability. Options, Deferred Stock, and any other right under the Plan that may constitute a "derivative security" as generally defined in Rule 16a-1(c) under the Exchange Act will not be transferred by a Participant except by will or the laws of descent and distribution (or to a designated beneficiary in the event of a Participant's death), and will be exercisable during the lifetime of a Participant only by such Participant or his or her guardian or legal representative; provided, however, that Options, Deferred Stock, and such other rights may be transferred to one or more trusts or other beneficiaries during the lifetime of the Participant in connection with the Participant's estate planning, and may be exercised by such transferees in accordance with the terms of such Option or Deferred Stock, but only if and to the extent then permitted under Rule 16b-3 and consistent with the registration of the offer and sale of Stock on Form S-8 or a successor registration form of the Securities and Exchange Commission. Options, Deferred Stock, and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to the claims of creditors.

          (d) Compliance with Rule 16b-3. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 under the Exchange Act in connection with any grant of Options or deferral of fees in the form of Deferred Stock. Accordingly, if any provision of this Plan or any agreement hereunder does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction by a Participant, or would cause any Participant to no longer be deemed a "disinterested person" within the meaning of Rule 16b-3, such provision will be construed or deemed amended to the extent necessary to conform to such requirements with respect to such Participant. In addition, the Board of Directors and Executive Committee shall have no authority to make any amendment, alteration, suspension, discontinuation, or termination of the Plan or any agreement hereunder, to make any adjustment under Section 8, or take other action if and to the extent such authority would cause such transactions by a Participant not to be exempt, or would cause a Participant no longer to be deemed a "disinterested person" under Rule 16b-3 under the Exchange Act.

          (e) Continued Service as an Employee. If a Participant ceases serving as a director or an advisory board director and, immediately thereafter, is employed by the Company or any subsidiary, then, solely for purposes of Sections 6(b) and (c) of the Plan, such Participant will not be deemed to have ceased service as a director or an advisory board director at that time, and his or her continued employment by the Company or any subsidiary will be deemed to be continued service as a director or an advisory board director; provided, however, that such former director or an advisory board director will not be eligible for additional grants of Options or deferral of fees in the form of Deferred Stock under the Plan.

          (f) No Right to Continue as a Director. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant any right to continue to serve as a director of the Company or the Bank or as an advisory board director of the Bank.


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          (g)  No Stockholder Rights Conferred. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant any rights of a stockholder of the Company unless and until shares of Stock are in fact issued or transferred to such Participant upon the valid exercise of an Option or in accordance with Section 7.

          (h) Governing Law. The validity, construction, and effect of the Plan and any agreement hereunder will be determined in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflicts of laws, and applicable federal law.

     11. Stockholder Approval, Effective Date, and Plan Termination. The Plan will be effective if, and at such time as, the stockholders of the Company have approved it by the affirmative votes of the holders of a majority of the voting securities of the Company present, or represented, and entitled to vote on the subject matter at a duly held meeting of stockholders, provided that such approval is obtained not later than the final adjournment of the first annual meeting of stockholders of the Company held after the date the Board of Directors adopted the Plan. Unless earlier terminated by action of the Board of Directors or Executive Committee, the Plan will remain in effect until such time as no Stock remains available for delivery under the Plan and the Company has no further rights or obligations under the Plan with respect to outstanding Options or Deferred Stock under the Plan.

     As recommended by the Corporate Governance Committee and adopted by the Board of Directors on October 16, 1995.


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